UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2022

(Date of Report, Date of earliest event reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Ranpak Holdings Corp. (the “Company”) held its annual meeting of stockholders.

Proposal 1 – Election of Directors

The Class III Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below. The Directors also had broker non-votes totaling 1,516,647.

Name	For	Withheld
Omar M. Asali	67,281,063	6,978,251
Pamela El	65,433,275	8,826,039
Salil Seshadri	57,652,277	16,607,037
Kurt Zumwalt	62,102,429	12,156,885

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The earlier appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was approved by stockholders with 75,598,433 shares voted in favor, 143,148 shares voted against and 34,380 shares abstained.

Proposal 3 – Non-Binding Advisory Resolution to Approve the Compensation of Named Executive Officers

The compensation of the Named Executive Officers was approved, on an advisory basis, by stockholders, with 47,792,190 shares voted in favor, 26,417,656 shares voted against, 49,468 shares abstained, and broker non-votes totaling 1,516,647.

Proposal 4 – Non-Binding Advisory Resolution on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

Stockholders voted, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation, with 73,593,280 shares voted for one year, 30,215 shares voted for two years, 345,873 shares voted for three years, 289,946 shares abstained, and broker non-votes totaling 1,516,647. Consistent with the results of the advisory stockholder vote, the Company will include a stockholder vote on the compensation of Named Executive Officers in its proxy materials on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANPAK HOLDINGS CORP.

Date:	May 27, 2022	By:	/s/ William Drew
William Drew
Senior Vice President and Chief Financial Officer